Commitments and Contingencies	12 Months Ended
Dec. 31, 2025
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
15. COMMITMENTS AND CONTINGENCIES
Office Building Construction
On February 18, 2021, the Company won a bid with a third-party to build an office building in Taipei and we entered into a property development agreement in May 2021, pursuant to which it delivered a performance bond secured by a certificate of deposit. The agreement requires completion of construction within three years after obtaining the construction license. The project broke ground in April 2026, and the remaining performance bond of US$2,504 thousand will be released upon completion of construction. The total development cost is estimated at approximately US$
101 million, and completion of the project is expected by the end of 2029.
Litigation
On October 5, 2023, the Company filed a claim in the SIAC against MaxLinear for breaching the Merger Agreement. In the arbitration, the Company is seeking payment of the termination fee of US$160 million, together with further substantial damages, interests, and costs. Following hearings were conducted in October 2025 and March 2026, the arbitration proceedings have concluded, and the parties are awaiting the issuance of the final award. If the Company succeeds in its claims, MaxLinear will likely be ordered to pay the Company’s legal fees and the costs of the arbitration. If the Company does not succeed in some or all of its claims and/or in defending the counterclaim, it may be ordered to pay some or all of MaxLinear’s legal fees and the costs of the arbitration. The quantum of the legal fees and costs to be paid by either party will be decided by the tribunal. No assurance can be given that if an award is granted in the Company’s favor, that the award can be collected or that the Company will not be required to take further measures to be able to collect the award. Under the SIAC Arbitration Rules, all matters relating to the proceedings are confidential.
On August 31, 2023, the Company ADS holder (the “Plaintiff”) filed a putative class action complaint in the United States District Court for the Southern District of California, captioned Water Island Event-Driven Fund v. MaxLinear, Inc., No.
23-cv-01607
(S.D. Cal.), asserting claims against MaxLinear and two of its officers (the “MaxLinear Defendants”) for alleged violations of (i) Section 10(b) of the Exchange Act and Rule
10b-5
promulgated thereunder and (ii) Section 20(a) of the Exchange Act, in connection with alleged false and misleading statements made by the MaxLinear Defendants between June 6, 2023 and July 26, 2023 concerning MaxLinear’s intent to consummate the Merger Agreement. On August 28, 2024, the court dismissed the complaint against the MaxLinear Defendants without prejudice for lack of standing. On September 18, 2024, the Plaintiff filed an amended complaint against the MaxLinear Defendants, and also added Silicon Motion and two of our officers, Messrs. Kou and Lai (the “Silicon Motion Defendants”), asserting substantially similar claims under the Exchange Act. The complaint seeks compensatory damages, including interest, costs and expenses, and such other equitable or injunctive relief that the court deems appropriate. The Silicon Motion Defendants filed a motion to dismiss the amended complaint on November 25, 2024, as did the MaxLinear Defendants. The U.S. District Court granted the Silicon Motion Defendants’ motion to dismiss all claims asserted against them with prejudice on July 15, 2025. The Plaintiff has appealed the dismissal of their claims to the United States Court of Appeals for the Ninth Circuit on August 8, 2025. The Silicon Motion Defendants believe that the claims asserted against them are without merit and intend to continue to defend themselves vigorously on appeal.